Exhibit 99.2

Second Quarter 2014
Supplemental Analyst Package

Contact:
Investor Relations
704-496-2571
Investor.Relations@CampusCrest.com

THE
AMERICAS'
BEST
STUDENT
LIVING
CAMPUS CREST
MAKE
MEMORIES

SECOND QUARTER 2014

SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENTS

Financial Highlights	3

Condensed Consolidated Balance Sheets	4

Condensed Consolidated Statements of Operations	5

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to FFO, FFOA and Net Operating Income	6

Investment in Unconsolidated Entities	7 - 8

Wholly Owned Property Results of Operations	9

LTM Wholly Owned Property Results of Operations	10

Same Store Wholly Owned Property Operating Expenses	11

HSRE Joint Venture Property Results of Operations	12

Copper Beech Joint Venture Property Results of Operations	13

Capital Structure as of June 30, 2014	14

Outstanding Debt and Maturity Schedule	15

HSRE & Beaumont Joint Venture Debt Summary	16

Copper Beech Joint Venture Debt Summary	17

Portfolio Overview and Occupancy	18 - 19

Leasing Status for 2014/2015 Academic Year	20 - 21

Copper Beech Portfolio Overview and Occupancy	22

Copper Beech Leasing Status for 2014/2015 Academic Year	23

Existing 2014 Development and Redevelopment Projects	24

Investor Information	25

Forward-Looking Statements	26

CAMPUS CREST COMMUNITIES

FINANCIAL HIGHLIGHTS (unaudited)
(in $000s, except per share and per bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change

Total revenues	$35,285	$36,526	($1,241)	(3.4%)	$67,329	$69,525	($2,196)	(3.2%)
Operating income	2,244	5,884	(3,640)	(61.9%)	6,412	10,177	(3,765)	(37.0%)
Net income (loss) attributable to common stockholders	(3,454)	2,771	(6,225)	NM	(5,441)	3,777	(9,218)	NM
Net income (loss) per share - basic and diluted	($0.05)	$0.04	($0.09)	NM	($0.08)	$0.07	($0.15)	NM
FFO[1]	10,730	12,824	(2,094)	(16.3%)	22,738	20,944	1,794	8.6%
FFO per share - diluted[1]	$0.16	$0.20	($0.04)	(20.0%)	$0.35	$0.38	($0.03)	(7.9%)
FFOA[2]	10,425	12,194	(1,769)	(14.5%)	21,264	20,587	677	3.3%
FFOA per share - diluted[2]	$0.16	$0.19	($0.03)	(15.8%)	$0.33	$0.37	($0.04)	(10.8%)

Debt to total market capitalization	42.3%	33.9%	n/a	8.4%	42.3%	33.9%	n/a	8.4%

Operating Statistics (wholly-owned)
Total RevPOB[3]	$524	$519	$5	1.0%	$525	$516	$9	1.7%
Average Physical Occupancy[4]	90.0%	92.5%	n/a	(2.5%)	90.1%	93.0%	n/a	(2.9%)

1 For the three and six months ended June 30, 2014 and the period March 18, 2013 to June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

2 Includes transaction costs and the fair value adjustment of Copper Beech's debt.

3 Total revenue per occupied bed includes rental and service revenues.

4 Average monthly occupancy.

3

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in $000s)

	June 30,	December 31,
	2014	2013

Assets
Investment in real estate, net:
Student housing properties	$743,882	$716,285
Accumulated depreciation	(114,607)	(102,356)
Development in process	163,433	91,184
Investment in real estate, net	792,708	705,113
Investment in unconsolidated entities[1]	370,538	324,838
Cash and cash equivalents	17,601	32,054
Restricted cash [2]	5,652	32,636
Student receivables, net	2,828	2,825
Notes receivable		-
Cost and earnings in excess of construction billings	23,861	42,803
Other assets, net	59,448	42,410
Total assets	$1,272,636	$1,182,679

Liabilities and equity
Liabilities:
Mortgage and construction loans	$241,134	$205,531
Line of credit and other debt	285,030	207,952
Accounts payable and accrued expenses	62,569	62,448
Construction billings in excess of cost and earnings	368	600
Other liabilities	13,625	11,167
Total liabilities	602,726	487,698
Equity:
Preferred stock	$61	$61
Common stock	645	645
Additional common and preferred paid-in capital	775,525	773,896
Accumulated deficit and distributions	(110,921)	(84,143)
Accumulated other comprehensive loss	152	(71)
Total stockholders' equity	665,462	690,388
Noncontrolling interests	4,448	4,593
Total equity	669,910	694,981
Total liabilities and equity	$1,272,636	$1,182,679

1 As of June 30, 2014, March 31, 2014 and December 31, 2013, includes the Company’s investment in Copper Beech equating to a 67% effective ownership interest in 30 properties, of which 28 are operating and two are non-operating properties.

2 As of June 30, 2014, March 31, 2014 and December 31, 2013, includes approximately $0, $15,600 and $28,200, respectively, of cash held in escrow from the sale of four wholly-owned Grove-branded student housing properties on December 27, 2013.

4

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in $000s, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	$ Change	2014	2013	$ Change

Revenues:
Student housing rental	$23,637	$21,205	$2,432	$47,272	$41,953	$5,319
Student housing services	1,026	953	73	1,999	1,777	222
Development, construction and management services	10,622	14,368	(3,746)	18,058	25,795	(7,737)
Total revenues	35,285	36,526	(1,241)	67,329	69,525	(2,196)
Operating expenses:
Student housing operations	10,747	9,822	925	21,360	19,512	1,848
Development, construction and management services	8,920	13,657	(4,737)	15,315	24,315	(9,000)
General and administrative	3,649	2,908	741	7,155	5,559	1,596
Transaction costs[1]	1,460	203	1,257	2,045	588	1,457
Ground leases	120	54	66	237	108	129
Depreciation and amortization	7,254	5,894	1,360	14,233	11,572	2,661
Total operating expenses	32,150	32,538	(388)	60,345	61,654	(1,309)
Equity in earnings (loss) of unconsolidated entities[2,3]	(891)	1,896	(2,787)	(572)	2,306	(2,878)
Operating income	2,244	5,884	(3,640)	6,412	10,177	(3,765)
Nonoperating income (expense):
Interest expense, net	(2,950)	(2,789)	(161)	(6,326)	(5,673)	(653)
Other income[4]	104	689	(585)	170	725	(555)
Total nonoperating expense, net	(2,846)	(2,100)	(746)	(6,156)	(4,948)	(1,208)
Net income before income tax benefit (expense)	(602)	3,784	(4,386)	256	5,229	(4,973)
Income tax benefit	210	(106)	316	400	346	54
Income from continuing operations	(392)	3,678	(4,070)	656	5,575	(4,919)
Income (loss) from discontinued operations	-	262	(262)	-	532	(532)
Net income	(392)	3,940	(4,332)	656	6,107	(5,451)
Dividends on preferred stock	3,050	1,150	1,900	6,100	2,300	3,800
Net income (loss) attributable to noncontrolling interests	12	19	(7)	(3)	30	(33)
Net income (loss) attributable to common stockholders	($3,454)	$2,771	($6,225)	($5,441)	$3,777	($9,218)

Net income (loss) per share attributable to common stockholders - Basic and Diluted:	($0.05)	$0.04		($0.08)	$0.07

Weighted average common shares outstanding:
Basic	64,681	64,512		64,588	55,382
Diluted	65,115	64,948		65,022	55,818

1 For the three and six months ended June 30, 2014, includes $1,460 and $2,045, respectively, of transaction costs related to Copper Beech, the Montreal investments and other transaction costs. Additionally, for the three and six months ended June 30, 2013, includes $203 and $588, respectively, of transaction costs related to Copper Beech.

2 For the three and six months ended June 30, 2014 and the period from March 18, 2013 to June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

3 For the three and six months ended June 30, 2014, includes $1,765 and $3,519, respectively, of fair value adjustment related to Copper Beech's debt. For the three and six months ended June 30, 2013, includes $833 and $945, respectively, of fair value adjustment related to Copper Beech's debt.

4 For the three and six months ended June 30, 2013, includes interest income from the 8.5%, $31,700 loan made to existing investors in Copper Beech on March 18, 2013. In conjunction with the September 30, 2013 amendment to the purchase and sale agreement, the $31,700 loan was repaid by Copper Beech.

5

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO FUNDS FROM OPERATIONS ("FFO"), FUNDS FROM OPERATIONS ADJUSTED ("FFOA") & NET OPERATING INCOME ("NOI") (unaudited)
(in $000s, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	$ Change	2014	2013	$ Change

Net income (loss) attributable to common stockholders	($3,454)	$2,771	($6,225)	($5,441)	$3,777	($9,218)
Net income (loss) attributable to noncontrolling interests	12	19	(7)	(3)	30	(33)
Real estate related depreciation and amortization	6,908	5,646	1,262	13,585	11,181	2,404
Real estate related depreciation and amortization - discontinued operations	-	764	(764)	-	1,525	(1,525)
Real estate related depreciation and amortization - unconsolidated entities	7,264	3,624	3,640	14,597	4,431	10,166
FFO available to common shares and OP units[1,2,3]	10,730	12,824	(2,094)	22,738	20,944	1,794
Elimination of transactions costs	1,460	203	1,257	2,045	588	1,457
Elimination of FV adjustment of CB debt	(1,765)	(833)	(932)	(3,519)	(945)	(2,574)
Funds from operations adjusted (FFOA) available to common shares and OP units	$10,425	$12,194	($1,769)	$21,264	$20,587	$677

FFO per share - diluted[1,2,3]	$0.16	$0.20	($0.04)	$0.35	$0.38	($0.03)
FFOA per share - diluted	$0.16	$0.19	($0.03)	$0.33	$0.37	($0.04)
Weighted average common shares and OP units outstanding - diluted	65,115	64,948		65,022	55,818

	Three Months Ended June 30,			Six Months Ended June 30,
	2014[1]	2013[1]		2014[1]	2013[1]

Net income (Loss) attributable to common stockholders	($3,454)	$2,771		($5,441)	$3,777
Net income (Loss) attributable to noncontrolling interests	12	19		(3)	30
Preferred stock dividends	3,050	1,150		6,100	2,300
Income tax benefit (expense)	(210)	106		(400)	(346)
Other income (expense)	(104)	(689)		(170)	(725)
(Income) loss on discontinued operations	-	(262)		-	(532)
Interest expense	2,950	2,789		6,326	5,673
Equity in earnings of unconsolidated entities	891	(1,896)		572	(2,306)
Depreciation and amortization	7,254	5,894		14,233	11,572
Ground lease expense	120	54		237	108
General and administrative expense	3,649	2,908		7,155	5,559
Transaction costs	1,460	203		2,045	588
Development, construction and management services expenses	8,920	13,657		15,315	24,315
Development, construction and management services revenues	(10,622)	(14,368)		(18,058)	(25,795)
Total NOI	$13,916	$12,336		$27,911	$24,218
Same store properties NOI[4]	$11,393	$12,109		$22,937	$23,988
New properties NOI[4]	$1,770	$0		$3,552	$0
The Grove at Pullman & Toledo NOI[5]	$753	$227		$1,422	$230

1 For the three and six months ended June 30, 2014 and the period March 18, 2013 to June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

2 For the three and six months ended June 30, 2014, includes $1,460 and $2,045, respectively, of transaction costs related to Copper Beech, the Montreal investments and other transaction costs. Additionally, for the three and six months ended June 30, 2013, includes $203 and $588, respectively, of transaction costs related to Copper Beech.

3 For the three and six months ended June 30, 2014, includes $1,765 and $3,519, respectively, of fair value adjustment related to Copper Beech's debt. For the three and six months ended June 30, 2013, includes $833 and $945, respectively, of fair value adjustment related to Copper Beech's debt.

4 "Same store" properties are our wholly-owned operating properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us and remaining in service through the end of the latest period presented or period being analyzed. "New properties" are our wholly-owned operating properties that we acquired or placed in service after the beginning of the earliest period presented or period being analyzed.

5 Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

6

CAMPUS CREST COMMUNITIES

INVESTMENT IN UNCONSOLIDATED ENTITIES (unaudited)
(in $000s, except per share data)

	HSRE[1]			CSH Holdings[2]			Copper Beech[3]			Total Joint Venture

	Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,
	2014	2013	$ Change	2014	2013	$ Change	2014	2013	$ Change	2014	2013	$ Change

Statement of Operations

Revenues:
Student housing rental	$6,189	$4,607	$1,582	$0	$0	$0	$17,548	$21,318	($3,770)	$23,737	$25,925	($2,188)
Student housing services	231	205	26	0	0	0	1,480	1,593	(113)	1,711	1,798	(87)
Total student housing revenues	6,420	4,812	1,608	0	0	0	19,028	22,911	(3,883)	25,448	27,723	(2,275)
Property operating expenses	3,612	2,651	961	0	0	0	6,969	8,111	(1,142)	10,581	10,762	(181)
Net operating income	2,808	2,161	647	0	0	0	12,059	14,800	(2,741)	14,867	16,961	(2,094)

Non-property operating expenses:
General & administrative expense[4]	0	0	0	0	0	0	302	397	(95)	302	397	(95)
Interest expense, debt	1,129	949	180	0	0	0	5,646	7,169	(1,523)	6,775	8,118	(1,343)
Interest expense, preferred	60	205	(145)	0	0	0	0	0	0	60	205	(145)
Depreciation and amortization	1,835	1,346	489	0	0	0	9,859	11,336	(1,477)	11,694	12,682	(988)
Mark-to-market adjustment	0	0	0	0	0	0	(2,634)	(2,903)	269	(2,634)	(2,903)	269
Other expense	99	19	80	0	0	0	287	571	(284)	386	590	(204)
Total expenses	3,123	2,519	604	0	0	0	13,460	16,570	(3,110)	16,583	19,089	(2,506)
Net income (loss)	($315)	($358)	$43	$0	$0	$0	($1,401)	($1,770)	$369	($1,716)	($2,128)	$412

CCG effective NOI ownership[5]	29.9%	25.3%		35.0%	0.0%		67.0%	29.0%		60.0%	28.5%

CCG share of NOI	$839	$546	$293	$0	$0	$0	$8,080	$4,292	$3,788	$8,919	$4,838	$4,081
CCG share of general & administrative[4]	0	0	0	0	0	0	202	115	87	202	115	87
CCG share of interest expense, debt	309	220	89	0	0	0	3,783	2,079	1,704	4,092	2,299	1,793
CCG share of interest expense, preferred	12	102	(90)	0	0	0	0	0	0	12	102	(90)
CCG share of depreciation and amortization	548	370	178	0	0	0	6,606	3,287	3,319	7,154	3,657	3,497
CCG share mark-to-market	0	0	0	0	0	0	(1,765)	(842)	(923)	(1,765)	(842)	(923)
CCG share of other expense	23	6	17	0	0	0	192	166	26	215	172	43
CCG share of net income (loss)	(53)	(152)	99	0	0	0	(938)	(513)	(425)	(991)	(665)	(326)
Income on preferred investments	60	205	(145)	242	0	242	0	2,318	(2,318)	302	2,523	(2,221)
Amortization of basis differences	(82)	38	(120)	0	0	0	(120)	0	(120)	(202)	38	(240)
Equity in earnings of unconsolidated entities	(75)	91	(166)	242	0	242	(1,058)	1,805	(2,863)	(891)	1,896	(2,787)
Elimination of CCG share of depreciation and amortization	548	370	178	0	0	0	6,606	3,287	3,319	7,154	3,657	3,497
Elimination of amortization of basis differences	82	(38)	120	0	0	0	120	0	120	202	(38)	240
FFO contribution	555	423	132	242	0	242	5,668	5,092	576	6,465	5,515	950
CCG share mark-to-market	0	0	0	0	0	0	(1,765)	(842)	(923)	(1,765)	(842)	(923)
FFOA contribution	$555	$423	$132	$242	$0	$242	$3,903	$4,250	($347)	$4,700	$4,673	$27

Property management fees[6]	$323	$217	$106	$0	$0	$0	$0	$0	$0	$323	$217	$106

Balance Sheet
Total debt	$215,852	$99,326	$116,526	$72,339	$0	$72,339	$400,106	$486,225	($86,119)	$688,297	$585,551	$102,746
CCG share of total debt	$60,475	$25,246	$35,228	$25,319	$0	$25,319	$268,071	$141,005	$127,066	$353,864	$166,252	$187,612

1 Includes properties owned in various joint ventures with Harrison Street Real Estate Capital ("HSRE"). For the three months ended June 30, 2014, properties include The Grove at Lawrence, The Grove at San Angelo, The Grove at Conway, The Grove at Fayetteville, The Grove at Laramie, The Grove at Stillwater, The Grove at Norman, The Grove at Indiana and The Grove at State College. For the three months ended June 30, 2013, properties include The Grove at Lawrence, The Grove at San Angelo, The Grove at Conway, The Grove at Denton, The Grove at Fayetteville, The Grove at Laramie and The Grove at Stillwater.

2 Includes the Company's two Montreal properties, evo à Square Victoria and evo à Sherbrooke. Both properties are being redeveloped and are expected to open for the 2014/2015 academic year. Income on preferred investment relates to fees on the Company's C$16,000 preferred equity investment.

3 For the three months ended June 30, 2014, and the three months ended June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

4 General and administrative expense at Copper Beech.

5 Represents blended effective ownership of JV NOI for the presented time periods. Effective share of expenses may vary due to varying ownership and expense levels across the portfolio of JV properties.

6 Property management fees included in the "Development, construction and management services" revenue line item on the Statement of Operations on page 5; shown at 100%. These fees are a property-level expense included in the "Property operating expenses" line item above.

7

CAMPUS CREST COMMUNITIES

INVESTMENT IN UNCONSOLIDATED ENTITIES (unaudited)
(in $000s, except per share data)

	HSRE[1]			CSH Holdings[2]			Copper Beech[3]			Total Joint Venture

	Six Months Ended June 30,			Six Months Ended June 30,			Six Months Ended June 30,			Six Months Ended June 30,
	2014	2013	$ Change	2014	2013	$ Change	2014	2013	$ Change	2014	2013	$ Change

Statement of Operations

Revenues:
Student housing rental	$12,412	$9,160	$3,252	$0	$0	$0	$35,256	$24,643	$10,613	$47,668	$33,803	$13,865
Student housing services	464	414	50	0	0	0	3,037	1,859	1,178	3,501	2,273	1,228
Total student housing revenues	12,876	9,574	3,302	0	0	0	38,293	26,502	11,791	51,169	36,076	15,093
Property operating expenses	7,173	5,228	1,945	0	0	0	13,864	9,366	4,498	21,037	14,594	6,443
Net operating income	5,703	4,346	1,357	0	0	0	24,429	17,136	7,293	30,132	21,482	8,650

Non-property operating expenses:
General & administrative expense[4]	0	0	0	0	0	0	707	452	255	707	452	255
Interest expense, debt	2,120	1,886	234	0	0	0	11,204	8,410	2,794	13,324	10,296	3,028
Interest expense, preferred	120	408	(288)	0	0	0	0	0	0	120	408	(288)
Depreciation and amortization	3,865	2,706	1,159	0	0	0	19,636	13,059	6,577	23,501	15,765	7,736
Mark-to-market adjustment	0	0	0	0	0	0	(5,252)	(3,345)	(1,907)	(5,252)	(3,345)	(1,907)
Other expense	46	43	3	0	0	0	626	619	7	672	662	10
Total expenses	6,151	5,043	1,108	0	0	0	26,921	19,195	7,726	33,072	24,238	8,834
Net income (loss)	($448)	($697)	$249	$0	$0	$0	($2,492)	($2,059)	($433)	($2,940)	($2,756)	($184)

CCG effective NOI ownership[5]	29.2%	25.7%		35.0%	0.0%		67.0%	28.5%		59.8%	27.9%

CCG share of NOI	$1,667	$1,117	$550	$0	$0	$0	$16,367	$4,884	$11,483	$18,034	$6,001	$12,033
CCG share of general & administrative[4]	0	0	0	0	0	0	474	129	345	474	129	345
CCG share of interest expense, debt	565	439	126	0	0	0	7,507	2,397	5,110	8,072	2,836	5,236
CCG share of interest expense, preferred	24	204	(180)	0	0	0	0	0	0	24	204	(180)
CCG share of depreciation and amortization	1,134	740	394	0	0	0	13,156	3,722	9,434	14,290	4,462	9,828
CCG share mark-to-market	0	0	0	0	0	0	(3,519)	(953)	(2,566)	(3,519)	(953)	(2,566)
CCG share of other expense	18	13	5	0	0	0	419	176	243	437	189	248
CCG share of net income (loss)	(74)	(279)	205	0	0	0	(1,670)	(587)	(1,083)	(1,744)	(866)	(878)
Income on preferred investments	119	408	(289)	536	0	536	911	2,696	(1,785)	1,566	3,104	(1,538)
Amortization of basis differences	(161)	68	(229)	0	0	0	(233)	0	(233)	(394)	68	(462)
Equity in earnings of unconsolidated entities	(116)	197	(313)	536	0	536	(992)	2,109	(3,101)	(572)	2,306	(2,878)
Elimination of CCG share of depreciation and amortization	1,134	740	394	0	0	0	13,156	3,722	9,434	14,290	4,462	9,828
Elimination of amortization of basis differences	161	(68)	229	0	0	0	233	0	233	394	(68)	462
FFO contribution	1,179	869	310	536	0	536	12,397	5,831	6,566	14,112	6,700	7,412
CCG share mark-to-market	0	0	0	0	0	0	(3,519)	(953)	(2,566)	(3,519)	(953)	(2,566)
FFOA contribution	$1,179	$869	$310	$536	$0	$536	$8,878	$4,878	$4,000	$10,593	$5,747	$4,846

Property management fees[6]	$569	$467	$102	$0	$0	$0	$0	$0	$0	$569	$467	$102

Balance Sheet
Total debt	$215,852	$99,326	$116,526	$72,339	$0	$72,339	$400,106	$486,225	($86,119)	$688,297	$585,551	$102,746
CCG share of total debt	$60,475	$25,246	$35,228	$25,319	$0	$25,319	$268,071	$138,574	$129,497	$353,864	$163,821	$190,044

1 Includes properties owned in various joint ventures with HSRE. For the six months ended June 30, 2014, properties include The Grove at Lawrence, The Grove at San Angelo, The Grove at Conway, The Grove at Fayetteville, The Grove at Laramie, The Grove at Stillwater, The Grove at Norman, The Grove at Indiana and The Grove at State College. Additionally, includes 21 days of results from The Grove at Denton. For the six months ended June 30, 2013, properties include The Grove at Lawrence, The Grove at San Angelo, The Grove at Conway, The Grove at Denton, The Grove at Fayetteville, The Grove at Laramie and The Grove at Stillwater.

2 Inlcudes the Company's two Montreal properties, evo à Square Victoria and evo à Sherbrooke. Both properties are being redeveloped and are expected to open for the 2014/2015 academic year. Income on preferred investment relates to fees on the Company's C$16,000 preferred equity investment.

3 For the six months ended June 30, 2014, and the period March 18, 2013 to June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

4 General and administrative expense at Copper Beech.

5 Represents blended effective ownership of JV NOI for the presented time periods. Effective share of expenses may vary due to varying ownership and expense levels across the portfolio of JV properties.

6 Property management fees included in the "Development, construction and management services" revenue line item on the Statement of Operations on page 5; shown at 100%. These fees are a property-level expense included in the "Property operating expenses" line item above.

8

CAMPUS CREST COMMUNITIES

WHOLLY OWNED PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

Same store properties (Number of properties)	28	28			28	28
Revenue per occupied bed
Rental revenue per occupied bed per month	$495	$498	($3)	(0.6%)	$496	$496	$0	0.0%
Services revenue per occupied bed per month	21	21	0	0.0%	21	20	1	5.0%
Total revenue per occupied bed	$516	$519	($3)	(0.6%)	$517	$516	$1	0.2%

Average number of owned beds	14,920	14,920			14,920	14,920
Average physical occupancy	90.1%	92.5%		(2.4%)	90.3%	93.0%		(2.7%)

Total revenue	$20,797	$21,500	($703)	(3.3%)	$41,777	$42,992	($1,215)	(2.8%)
Property operating expenses	9,404	9,391	13	0.1%	18,840	19,004	(164)	(0.9%)
Net operating income	$11,393	$12,109	($716)	(5.9%)	$22,937	$23,988	($1,051)	(4.4%)
Operating margin[1]	54.8%	56.3%		(1.5%)	54.9%	55.8%		(0.9%)

New properties (Number of properties)[2,3,4,5]	3	0	3		3	0	3
Revenue per occupied bed
Rental revenue per occupied bed per month	$564	$0	$564	100.0%	$566	$0	$566	100.0%
Services revenue per occupied bed per month	19	0	19	100.0%	19	0	19	100.0%
Total revenue per occupied bed	$583	$0	$583	100.0%	$585	$0	$585	100.0%

Average number of owned beds	1,972	0			1,972	0
Average physical occupancy	89.3%	0.0%		89.3%	88.4%	0.0%		88.4%

Total revenue	$3,080	$0	$3,080	100.0%	$6,120	$0	$6,120	100.0%
Property operating expenses	1,310	0	1,310	100.0%	2,568	0	2,568	100.0%
Net operating income	$1,770	$0	$1,770	100.0%	$3,552	$0	$3,552	100.0%
Operating margin[1]	57.5%	0.0%		57.5%	58.0%	0.0%		58.0%

ALL PROPERTIES (Number of properties)	31	28	3		31	28	3
Revenue per occupied bed
Rental revenue per occupied bed per month	$503	$498	$5	1.0%	$504	$496	$8	1.6%
Services revenue per occupied bed per month	21	21	0	0.0%	21	20	1	5.0%
Total revenue per occupied bed	$524	$519	$5	1.0%	$525	$516	$9	1.7%

Average number of owned beds	16,892	14,920			16,892	14,920
Average physical occupancy	90.0%	92.5%		(2.5%)	90.1%	93.0%		(2.9%)

Total revenue	$23,877	$21,500	$2,377	11.1%	$47,897	$42,992	$4,905	11.4%
Property operating expenses	10,714	9,391	1,323	14.1%	21,408	19,004	2,404	12.6%
Net operating income	$13,163	$12,109	$1,054	8.7%	$26,489	$23,988	$2,501	10.4%
Operating margin[1]	55.1%	56.3%		(1.2%)	55.3%	55.8%		(0.5%)

The Grove at Pullman & Toledo NOI[6]	$753	$269			$1,422	$273

1 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

2 For the three and six months ended June 30, 2014, includes financial results for the 2013 wholly-owned deliveries (The Grove at Ft. Collins, The Grove at Muncie, and The Grove at Flagstaff - Phase II). The Grove at Flagstaff - Phase II is not included as an additional property, but increases the number of beds.

3 For the three and six months ended June 30, 2014, excludes financial results from The Grove at Pullman, WA. On July 14, 2013, the Company experienced a fire at this development. The Company has reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. As of June, 2014, there were 281 beds in operation.

4 For the three and six months ended June 30, 2014 and 2013, excludes financial results from the Toledo, OH redevelopment the Company acquired on March 15, 2013. The Company has begun a phased redevelopment of the property and expects to place a portion of the project in service in August 2014.

5 For the six months ended June 30, 2014, includes a partial period for The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

6 Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

9

CAMPUS CREST COMMUNITIES

LTM WHOLLY OWNED PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended					Total/Weighted Average
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	Last Twelve Months

Same store properties (Number of properties)	28	28	28	28	28	28
Revenue per occupied bed
Rental revenue per occupied bed per month	$498	$497	$501	$498	$495	$498
Services revenue per occupied bed per month	21	19	20	20	21	20
Total revenue per occupied bed	$519	$516	$521	$518	$516	$518

Average number of owned beds	14,920	14,920	14,920	14,920	14,920	14,920
Average physical occupancy	92.5%	91.5%	92.4%	90.5%	90.1%	91.1%

Total revenue	$21,500	$21,118	$21,551	$20,980	$20,797	$84,446
Property operating expenses	9,391	9,694	10,330	9,436	9,404	38,864
Net operating income	$12,109	$11,424	$11,221	$11,544	$11,393	$45,582
Operating margin[1]	56.3%	54.1%	52.1%	55.0%	54.8%	54.0%

New properties (Number of properties)[2,3,4]	0	2	2	3	3	NA
Revenue per occupied bed
Rental revenue per occupied bed per month	$0	$547	$572	$567	$564	$564
Services revenue per occupied bed per month	0	10	30	19	19	20
Total revenue per occupied bed	$0	$557	$602	$586	$583	$584

Average number of owned beds	0	925	1,388	1,846	1,972	1,533
Average physical occupancy	0.0%	85.7%	87.4%	87.5%	89.3%	87.8%

Total revenue	$0	$1,343	$2,190	$2,839	$3,080	$9,452
Property operating expenses	0	166	659	1,147	1,310	3,282
Net operating income	$0	$1,177	$1,531	$1,692	$1,770	$6,170
Operating margin[1]	0.0%	87.6%	69.9%	59.6%	57.5%	65.3%

ALL PROPERTIES (Number of properties)	28	30	30	31	31	NA
Revenue per occupied bed
Rental revenue per occupied bed per month	$498	$499	$507	$505	$503	$504
Services revenue per occupied bed per month	21	19	21	20	21	20
Total revenue per occupied bed	$519	$518	$528	$525	$524	$524

Average number of owned beds	14,920	15,845	16,308	16,766	16,892	16,453
Average physical occupancy	92.5%	91.1%	92.0%	90.2%	90.0%	90.8%

Total revenue	$21,500	$22,461	$23,741	$23,819	$23,877	$93,898
Property operating expenses	9,391	9,860	10,989	10,583	10,714	42,146
Net operating income	$12,109	$12,601	$12,752	$13,236	$13,163	$51,752
Operating margin[1]	56.3%	56.1%	53.7%	55.6%	55.1%	55.1%

The Grove at Pullman & Toledo NOI[6]	$269	$506	$764	$759	$753	$2,782

1 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

2 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, and June 30, 2014, includes financial results for the 2013 wholly-owned deliveries (The Grove at Ft. Collins, The Grove at Muncie, and The Grove at Flagstaff - Phase II). The Grove at Flagstaff - Phase II is not included as an additional property, but increases the number of beds.

3 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, and June 30, 2014, excludes financial results from the The Grove at Pullman, WA. On July 14, 2013, the Company experienced a fire at this development. The Company has reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations.

4 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, and June 30, 2014, excludes financial results from the Toledo, OH redevelopment the Company acquired on March 15, 2013. The Company has begun a phased redevelopment of the property and expects to place a portion of the project in service in August 2014.

5 For the three months ended March 31, 2014, includes a partial period for The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

6 For the three months ended June 30, 2013, includes NOI contribution from the operations of the Toledo, OH redevelopment. For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, and June 30, 2014, includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman, WA.

10

CAMPUS CREST COMMUNITIES

SAME STORE WHOLLY OWNED OPERATING EXPENSES (unaudited)
(in $000s, except bed and property data)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$2,274	24.2%	$51	$2,204	23.5%	$49	$70	3.2%
Marketing	$380	4.0%	$8	$350	3.7%	$8	30	8.6%
Office, Administration & Other[1]	$776	8.3%	$17	$1,036	11.0%	$23	(260)	(25.1%)
Utilites	$2,900	30.8%	$65	$3,017	32.1%	$67	(117)	(3.9%)
Repairs and Maintenance	$918	9.8%	$21	$880	9.4%	$20	38	4.3%
Taxes and Insurance	$2,156	22.9%	$48	$1,904	20.3%	$43	252	13.2%
Total	$9,404	100.0%	$210	$9,391	100.0%	$210	$13	0.1%

Same Store
Wholly Owned Beds	14,920			14,920
Wholly Owned Properties	28			28

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$4,257	22.6%	$48	$4,240	22.3%	$47	$17	0.4%
Marketing	$749	4.0%	$8	$710	3.7%	$8	39	5.5%
Office, Administration & Other[1]	$1,632	8.7%	$18	$2,100	11.1%	$23	(468)	(22.3%)
Utilites	$6,210	33.0%	$69	$6,144	32.3%	$69	66	1.1%
Repairs and Maintenance	$1,809	9.6%	$20	$1,891	10.0%	$21	(82)	(4.3%)
Taxes and Insurance	$4,183	22.2%	$47	$3,919	20.6%	$44	264	6.7%
Total	$18,840	100.0%	$210	$19,004	100.0%	$212	($164)	(0.9%)

Same Store
Wholly Owned Beds	14,920			14,920
Wholly Owned Properties	28			28

1 Includes bad debt expense.

11

CAMPUS CREST COMMUNITIES

HSRE JOINT VENTURE PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except per bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

Same store properties (Number of properties)[1]	6	6			6	6
Revenue per occupied bed
Rental revenue per occupied bed per month	$458	$475	($17)	(3.6%)	$457	$472	($15)	(3.2%)
Services revenue per occupied bed per month	19	23	(4)	(17.4%)	19	23	(4)	(17.4%)
Total revenue per occupied bed	$477	$498	($21)	(4.2%)	$476	$495	($19)	(3.8%)

Average number of owned beds	3,364	3,364			3,364	3,364
Average physical occupancy	81.3%	78.1%		3.2%	80.3%	78.4%		1.9%

Total revenue	$3,909	$3,928	($19)	(0.5%)	$7,708	$7,826	($118)	(1.5%)
Property operating expenses	2,183	2,167	16	0.7%	4,239	4,276	(37)	(0.9%)
Net operating income	$1,726	$1,761	($35)	(2.0%)	$3,469	$3,550	($81)	(2.3%)
Operating margin[2]	44.2%	44.8%		(0.6%)	45.0%	45.4%		(0.4%)

New properties (Number of properties)[3]	3	0			3	0
Revenue per occupied bed
Rental revenue per occupied bed per month	$566	$0	$566	100.0%	$565	$0	$565	100.0%
Services revenue per occupied bed per month	18	0	18	100.0%	17	0	17	100.0%
Total revenue per occupied bed	$584	$0	$584	100.0%	$582	$0	$582	100.0%

Average number of owned beds	1,784	0	1,784		1,784	0	1,784
Average physical occupancy	80.4%	0.0%		80.4%	79.6%	0.0%		79.6%

Total revenue	$2,511	$0	$2,511	100.0%	$4,966	$0	$4,966	100.0%
Property operating expenses	1,429	0	1,429	100.0%	2,817	0	2,817	100.0%
Net operating income	$1,082	$0	$1,082	100.0%	$2,149	$0	$2,149	100.0%
Operating margin[2]	43.1%	0.0%		43.1%	43.3%	0.0%		43.3%

ALL PROPERTIES (Number of properties)[1,3]	9	6			9	6
Revenue per occupied bed
Rental revenue per occupied bed per month	$495	$475	$20	4.2%	$494	$472	$22	4.7%
Services revenue per occupied bed per month	18	23	(5)	(21.7%)	18	23	(5)	(21.7%)
Total revenue per occupied bed	$513	$498	$15	3.0%	$512	$495	$17	3.4%

Average number of owned beds	5,148	3,364	1,784	53.0%	5,148	3,364	1,784	53.0%
Average physical occupancy	81.0%	78.1%		2.9%	80.0%	78.4%		1.6%

Total revenue	$6,420	$3,928	$2,492	63.4%	$12,674	$7,826	$4,848	61.9%
Property operating expenses	3,612	2,167	1,445	66.7%	7,056	4,276	2,780	65.0%
Net operating income	$2,808	$1,761	$1,047	59.5%	$5,618	$3,550	$2,068	58.3%
Operating margin[2]	43.7%	44.8%		(1.1%)	44.3%	45.4%		(1.1%)

Preferred investments[4,5]	$2,682	$9,146	($6,464)		$2,682	$9,146	($6,464)

1 For the three and six months ended June 30, 2013, excludes The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

2 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period. Expenses include property management fees.

3 For the three and six months ended June 30, 2014, includes financial results for the 2013 wholly-owned deliveries (The Grove at Indiana, The Grove at Norman, and The Grove at State College).

4 As of June 30, 2014, the Company held preferred investment in The Grove at Indiana of approximately $2,682. This preferred interest entitles the Company to a 9.0% return on the investment but otherwise does not change its effective ownership interest in this property.

5 As of June 30, 2013, the Company held preferred investment in The Grove at San Angelo and The Grove at Conway of approximately $9,146. These preferred interests entitle the Company to a 9.0% return on the investment but otherwise do not change its effective ownership interest in these properties. In January 2014, the Company amended and restated the HSRE-Campus Crest I, LLC operating agreement, which had the effect of exchanging its Class B member preferred interests for limited partnership units, effectively increasing its equity investment in the joint venture to 63.9% from 49.9%. In the event of a sale, the partners are to share equally in the net proceeds. There were no other material changes to the agreement.

12

CAMPUS CREST COMMUNITIES

COPPER BEECH JOINT VENTURE PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except per bed data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

Same store properties (Number of properties)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Revenue per occupied bed
Rental revenue per occupied bed per month	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Services revenue per occupied bed per month	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Total revenue per occupied bed	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Average number of owned beds	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Average physical occupancy	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Total revenue	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Property operating expenses	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net operating income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Operating margin[1]	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

New properties (Number of properties)[2,3,4]	28	33	(5)		28	33	(5)
Revenue per occupied bed
Rental revenue per occupied bed per month	$468	$455	$13	2.9%	$467	$453	$14	3.1%
Services revenue per occupied bed per month	39	29	10	34.5%	40	34	6	17.6%
Total revenue per occupied bed	$507	$484	$23	4.8%	$507	$487	$20	4.1%

Average number of owned beds	13,177	16,129			13,177	16,129
Average physical occupancy	94.9%	96.8%		(1.9%)	95.5%	97.5%		(2.0%)

Total revenue	$18,997	$22,911	($3,914)	(17.1%)	$38,261	$26,502	$11,759	44.4%
Property operating expenses[5]	6,899	8,111	(1,212)	(14.9%)	13,794	9,366	4,428	47.3%
Net operating income	$12,098	$14,800	($2,702)	(18.3%)	$24,467	$17,136	$7,331	42.8%
Operating margin[1]	63.7%	64.6%		(0.9%)	63.9%	64.7%		(0.8%)

ALL PROPERTIES (Number of properties)[2,3,4]	28	33	(5)		28	33	(5)
Revenue per occupied bed
Rental revenue per occupied bed per month	$468	$455	$13	2.9%	$467	$453	$14	3.1%
Services revenue per occupied bed per month	39	29	10	34.5%	40	34	6	17.6%
Total revenue per occupied bed	$507	$484	$23	4.8%	$507	$487	$20	4.1%

Average number of owned beds	13,177	16,129			13,177	16,129
Average physical occupancy	94.9%	96.8%		(1.9%)	95.5%	97.5%		(2.0%)

Total revenue	$18,997	$22,911	($3,914)	(17.1%)	$38,261	$26,502	$11,759	44.4%
Property operating expenses	6,899	8,111	(1,212)	(14.9%)	13,794	9,366	4,428	47.3%
Net operating income	$12,098	$14,800	($2,702)	(18.3%)	$24,467	$17,136	$7,331	42.8%
Operating margin[1]	63.7%	64.6%		(0.9%)	63.9%	64.7%		(0.8%)

1 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

2 For the three months ended June 30, 2014, results reflect operating results for the 28 properties.

3 For six months ended June 30, 2013, includes 91 days of results from the Company’s initial investment in Copper Beech on March 18, 2013, which equates to an effective 29% ownership interest in 33 operating properties.

4 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

5 In previous Supplemental Analyst Packages (excluding Q1 2013 and Q1 2014), G&A relating to Copper Beech was included in property operating expenses. This is broken-out separately on pages 7-8.

13

CAMPUS CREST COMMUNITIES

CAPITAL STRUCTURE AS OF JUNE 30, 2014
(in $000s, except per share data)

Closing common stock price at June 30, 2014	$8.66

Common stock	64,067
Operating partnership units	434
Restricted stock	680
Total shares and units outstanding	65,181

Total equity market value	$564,467
Total preferred equity outstanding	152,500
Total consolidated debt outstanding	526,164
Total market capitalization	$1,243,131

Debt to total market capitalization	42.3%
Debt to gross assets[1]	37.9%

Total number of unencumbered operating properties	19

			Weighted	Average
	Principal	% of Total	Average	Years to
Wholly Owned Debt [2,3]	Outstanding	Principal Outstanding	Interest Rate	Maturity

Fixed rate mortgage loans	164,426	31.2%	4.95%	4.9
Variable rate mortgage loan	16,741	3.2%	2.30%	2.7
Construction loans	59,967	11.4%	2.15%	1.4
Variable rate credit facility	185,000	35.2%	2.05%	2.6
Exchangeable Notes	97,075	18.4%	5.53%	4.3
Other debt	2,955	0.6%	4.93%	14.8
Total/Weighted Average	$526,164	100.0%	3.63%	3.6

1 Gross assets is defined as total assets plus accumulated depreciation, as reported in the Company's June 30, 2014 consolidated balance sheet.

2 Excludes $215,852 of debt associated with HSRE joint ventures and $72,339 associated with Beaumont joint ventures. The Company is the guarantor of these loans.

3 Excludes debt associated with the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of March 31, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

14

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE
(in $000s)

	Principal Balance at	Interest Rate	Maturity	Years to
Consolidated Debt	6/30/2014		Date	Maturity	Notes

Credit facility	$185,000	2.05%	1/8/2017	2.6

Exchangeable notes[1]	97,075	4.75%	10/9/2018	4.3

Other debt
Flagstaff Municiple Bond	2,394	5.00%	10/31/2031	17.6	Miscellaneous debt
Microsoft 365 Capital Lease	561	4.62%	4/30/2017	2.9	Miscellaneous debt

Sub Total / Weighted Average	$2,955	4.93%		14.8

Construction loans
The Grove at Ft. Collins	19,073	2.05%	7/13/2015	1.1	Two twelve month extension options
The Grove at Muncie	13,892	2.40%	7/3/2015	1.0	Two twelve month extension options
The Grove at Pullman	10,800	2.35%	9/5/2015	1.2	Two twelve month extension options
The Grove at Grand Forks	5,098	2.15%	2/5/2017	2.6	One eighteen month extension option
The Grove at Slippery Rock	1,350	2.30%	6/21/2016	2.0	Two twelve month extension options
The Grove at Gainesville	9,754	2.10%	3/13/2017	2.7	Two twelve month extension options

Sub Total / Weighted Average	$59,967	2.21%		1.5

Mortgage loans
The Grove at Milledgeville	$15,744	6.12%	10/1/2016	2.3	Principal and interest
The Grove at Carrollton	14,194	6.13%	10/11/2016	2.3	Principal and interest
The Grove at Las Cruces	14,669	6.13%	10/11/2016	2.3	Principal and interest
The Grove at Asheville	14,402	5.77%	4/11/2017	2.8	Principal and interest
The Grove at Ellensburg	15,958	5.10%	9/1/2018	4.2	Principal and interest
The Grove at Nacogdoches	16,979	5.01%	9/1/2018	4.2	Principal and interest
The Grove at Greeley	15,070	4.29%	10/1/2018	4.3	Principal and interest
The Grove at Columbia	22,960	3.83%	7/1/2022	8.1	Principal and interest
The Grove at Clarksville	16,350	4.03%	7/1/2022	8.1	Interest only until 7/2014
The Grove at Statesboro	18,100	4.01%	1/1/2023	8.6	Interest only until 1/2015
The Grove at Denton	16,741	2.30%	3/1/2017	2.7	Principal and interest, floating rate

Sub Total / Weighted Average	$181,167	4.71%		4.8

Total / Weighted Average	$526,164	3.50%		3.6

[1] Face rate on note is 4.75%.
[2] Excludes principal amortization and extension options.

15

CAMPUS CREST COMMUNITIES

HSRE & BEAUMONT JOINT VENTURE DEBT SUMMARY
(in $000s)

		Principal Balance	Interest Rate	Maturity	Years to
Property	Ownership	6/30/2014		Date	Maturity	Notes

The Grove at San Angelo	63.9%	$11,166	2.65%	2/9/2015	0.6	Interest only
The Grove at Lawrence	63.9%	11,492	2.65%	2/9/2015	0.6	Interest only
The Grove at Conway	63.9%	9,827	2.65%	2/9/2015	0.6	Interest only
The Grove at Laramie	10.0%	17,211	2.80%	1/5/2015	0.5	Interest only
The Grove at Fayetteville	10.0%	19,078	2.90%	12/21/2014	0.5	Interest only
The Grove at Stillwater	10.0%	13,325	2.90%	12/20/2014	0.5	Interest only
The Grove at Norman	20.0%	17,871	2.80%	5/8/2015	0.9	Interest only
The Grove at State College	20.0%	18,619	2.20%	9/30/2015	1.3	Interest only
The Grove at Indiana	20.0%	17,217	2.40%	12/19/2015	1.5	Interest only
evo at Cira Centre South	30.0%	60,063	2.35%	7/25/2016	2.1	Interest only
evo à Square Victoria and evo à Sherbrooke[1]	35.0%	72,339	6.37%	1/13/2016	1.5	Interest only
The Grove at Greensboro	30.0%	10,361	2.25%	9/30/2018	4.3	Interest only
The Grove at Louisville	30.0%	9,622	2.40%	9/6/2016	2.2	Interest only

Total / Weighted Average		$288,191	3.50%		1.4

Note: The Company's pro rata share of HSRE and Beaumont joint venture debt as of June 30, 2014 was $85,793.

1 In January 2014, the joint venture repaid the bridge loan with a C$112,000 development loan for both evo à Square Victoria and evo à Sherbrooke.

16

CAMPUS CREST COMMUNITIES

COPPER BEECH JOINT VENTURE DEBT SUMMARY
(in $000s)

	Effective	Principal Balance		Maturity	Years to
Property	Ownership[1]	6/30/2014	Interest Rate	Date	Maturity	Notes

67% Effective Ownership Interest
Copper Beech at State College, PA - CB I	67.0%	$5,017	5.6%	2/11/2016	1.6	Principal and interest
Copper Beech at State College, PA - CB II	67.0%	$8,503	6.0%	8/1/2019	5.1	Principal and interest
Copper Beech at State College, PA - Oakwood	67.0%	$5,613	5.0%	10/1/2020	6.3	Principal and interest
Copper Beech at State College, PA - Parkway Plaza	67.0%	$18,462	5.2%	10/1/2015	1.3	Principal and interest
Copper Beech at Indiana, PA - IUP I	67.0%	$6,500	2.2%	6/2/2017	2.9	Principal and interest
Copper Beech at Indiana, PA - IUP II	67.0%	$5,961	5.9%	10/1/2015	1.3	Principal and interest
Copper Beech at Indiana, PA - IUP Buy	67.0%	$2,353	5.5%	6/6/2016	1.9	Principal and interest
Copper Beech at Radford, VA	67.0%	$12,015	6.0%	11/6/2016	2.4	Principal and interest
Copper Beech at West Lafayette, IN – Baywater	67.0%	$14,029	5.2%	10/11/2014	0.3	Principal and interest
Copper Beech at Bloomington, IN	67.0%	$10,529	6.2%	10/1/2016	2.3	Principal and interest
Copper Beech at Mount Pleasant, MI - Phase I	67.0%	$18,349	5.5%	10/1/2015	1.3	Principal and interest
Copper Beech at Bowling Green, OH - Phase I	67.0%	$12,365	5.6%	10/1/2015	1.3	Principal and interest
Copper Beech at Allendale, MI - Phase I	67.0%	$23,017	6.0%	10/1/2016	2.3	Principal and interest
Copper Beech at Allendale, MI - Phase II	67.0%	$11,664	6.3%	9/6/2017	3.2	Principal and interest
Copper Beech at Columbia, MO	67.0%	$23,768	6.2%	10/1/2016	2.3	Principal and interest
Copper Beech at Columbia, SC - Phase I	67.0%	$36,217	6.3%	9/6/2017	3.2	Principal and interest
Copper Beech at Columbia, SC - Phase II	67.0%	$5,963	5.4%	8/1/2020	6.1	Principal and interest
Copper Beech at Morgantown, WV	67.0%	$35,017	5.5%	6/6/2016	1.9	Principal and interest
Copper Beech at Harrisonburg, VA	67.0%	$53,987	5.5%	6/6/2016	1.9	Principal and interest
Copper Beech at Greenville, NC	67.0%	$47,065	5.3%	9/1/2020	6.2	Principal and interest
Copper Beech at San Marcos, TX - Phase I	67.0%	$33,376	5.5%	6/6/2016	1.9	Principal and interest
Copper Beech at Ames, IA	67.0%	$10,336	2.4%	5/2/2017	2.8	Principal and interest

Sub-Total / Weighted Average		$400,106	5.52%		2.7

0% Ownership Interest
Copper Beech at Statesboro, GA - Phase I	0.0%	$30,371	5.8%	10/6/2017	3.3	Principal and interest
Copper Beech at Statesboro, GA - Phase II	0.0%	$9,703	2.7%	11/1/2014	0.3	Principal and interest
Copper Beech at Kalamazoo, MI - Phase I	0.0%	$29,832	5.8%	10/6/2017	3.3	Principal and interest
Copper Beech at Kalamazoo, MI - Phase II	0.0%	$7,899	5.7%	10/1/2020	6.3	Principal and interest
Copper Beech at Mount Pleasant, MI - Phase II	0.0%	$9,978	2.7%	2/1/2015	0.6	Principal and interest

Sub-Total / Weighted Average		$87,783	5.09%		2.9

Total / Weighted Average		$487,889	5.44%		2.8

Note: The Company's 67% pro rata share of debt on the 28 properties as of June 30, 2014 was $261,146.

1 For the three months ended June 30, 2014, and the period March 18, 2013 to June 30, 2014, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of March 31, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

17

CAMPUS CREST COMMUNITIES

PORTFOLIO OVERVIEW AND OCCUPANCY

							Occupancy
			Year Opened/				June 30,
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	2014	2013	Change

Wholly Owned Operating Properties
The Grove at Asheville, NC	(A)	UNC - Asheville	2005		154	448	98.4%	98.9%	(0.5%)
The Grove at Carrollton, GA	(A)	University of West Georgia	2006		168	492	97.4%	97.2%	0.2%
The Grove at Las Cruces, NM	(A)	New Mexico State University	2006		168	492	81.7%	85.4%	(3.7%)
The Grove at Milledgeville, GA	(A)	Georgia College & State University	2006		168	492	98.4%	95.3%	3.1%
The Grove at Abilene, TX	(A)	Abilene Christian University	2007		192	504	97.2%	98.8%	(1.6%)
The Grove at Ellensburg, WA	(A)	Central Washington University	2007		192	504	97.8%	98.8%	(1.0%)
The Grove at Greeley, CO	(A)	University of Northern Colorado	2007		192	504	99.2%	97.0%	2.2%
The Grove at Mobile, AL--Phase I & II2	(A)	University of South Alabama	2007/2008		384	1,008	84.5%	79.0%	5.5%
The Grove at Nacogdoches, TX--Phase I & II2	(A)	Stephen F. Austin State University	2007/2012		260	682	89.3%	90.8%	(1.5%)
The Grove at Cheney, WA	(A)	Eastern Washington University	2008		192	512	93.8%	95.5%	(1.7%)
The Grove at Lubbock, TX	(A)	Texas Tech University	2008		192	504	93.1%	95.4%	(2.3%)
The Grove at Stephenville, TX	(A)	Tarleton State University	2008		192	504	59.1%	90.1%	(31.0%)
The Grove at Troy, AL	(A)	Troy University	2008		192	514	93.0%	90.7%	2.3%
The Grove at Waco, TX	(A)	Baylor University	2008		192	504	89.1%	88.1%	1.0%
The Grove at Murfreesboro, TN	(A)	Middle Tennessee State University	2009		186	504	96.4%	90.9%	5.5%
The Grove at San Marcos, TX	(A)	Texas State University	2009		192	504	98.4%	98.4%	0.0%
The Grove at Moscow, ID	(A)	University of Idaho	2009		192	504	95.4%	95.2%	0.2%
The Grove at Huntsville, TX	(A)	Sam Houston State University	2010		192	504	99.4%	87.7%	11.7%
The Grove at Statesboro, GA	(A)	Georgia Southern University	2010		200	536	74.6%	95.9%	(21.3%)
The Grove at Ames, IA	(A)	Iowa State University	2011		216	584	99.7%	99.3%	0.4%
The Grove at Clarksville, TN	(A)	Austin Peay State University	2011		208	560	83.4%	89.3%	(5.9%)
The Grove at Columbia, MO	(A)	University of Missouri	2011		216	632	62.3%	98.1%	(35.8%)
The Grove at Ft. Wayne, IN	(A)	Indiana University-Purdue University Ft. Wayne	2011		204	540	93.9%	78.3%	15.6%
The Grove at Valdosta, GA	(A)	Valdosta State University	2011		216	584	92.3%	89.4%	2.9%
The Grove at Denton, TX	(C)	University of North Texas	2011		216	584	95.7%	84.8%	10.9%
The Grove at Auburn, AL	(A)	Auburn University	2012		216	600	99.7%	94.8%	4.9%
The Grove at Flagstaff, AZ	(A)	Northern Arizona University	2012		216	584	97.4%	99.3%	(1.9%)
The Grove at Orono, ME	(A)	University of Maine	2012		188	620	90.0%	96.9%	(6.9%)
The Grove at Ft. Collins, CO	(B)	Colorado State University	2013		218	612	99.3%	n/a	n/a
The Grove at Muncie, IN	(B)	Ball State University	2013		216	584	70.2%	n/a	n/a
The Grove at Pullman, WA3	(B)	Washington State University	2013		104	281	100.0%	n/a	n/a
The Grove at Flagstaff, AZ - Phase II2	(B)	Northern Arizona University	2013		54	192	99.0%	n/a	n/a

Total - Wholly Owned Operating Properties				32	6,288	17,173	90.5%	92.4%	(1.9%)

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries; (C) reflects HSRE acquisition.

2 The Grove at Mobile, AL--Phase I & II are counted as two properties in the Company's property count. The Grove at Nacogdoches, TX - Phase II and The Grove at Flagstaff, AZ - Phase II are not counted as a separate assets from Phase I of each respective asset.

3 On July 14, 2013, the Company experienced a fire at this development. The Company has reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. As of June 30, 2014, there were 281 beds in operation.

18

CAMPUS CREST COMMUNITIES

PORTFOLIO OVERVIEW AND OCCUPANCY (cont'd)

							Occupancy
							June 30,
Property	Grouping[1]	Primary University	Year Opened/Acquired	Properties	Units	Beds	2014	2013	Change

Joint Venture Operating Properties
The Grove at Lawrence, KS	(A)	University of Kansas	2009		172	500	85.0%	79.6%	5.4%
The Grove at San Angelo, TX	(A)	Angelo State University	2009		192	504	99.8%	93.8%	6.0%
The Grove at Conway, AR	(A)	University of Central Arkansas	2010		180	504	73.6%	66.9%	6.7%
The Grove at Fayetteville, AR	(A)	University of Arkansas	2012		232	632	56.5%	40.8%	15.7%
The Grove at Laramie, WY	(A)	University of Wyoming	2012		224	612	84.8%	84.5%	0.3%
The Grove at Stillwater, OK	(A)	Oklahoma State University	2012		206	612	97.4%	97.1%	0.3%
The Grove at Indiana, PA	(B)	Indiana University of Pennsylvania	2013		224	600	87.2%	n/a	n/a
The Grove at Norman, OK	(B)	University of Oklahoma	2013		224	600	83.7%	n/a	n/a
The Grove at State College, PA	(B)	Penn State University	2013		216	584	74.0%	n/a	n/a

Total - Joint Venture Operating Properties				9	1,870	5,148	82.1%	76.6%	5.5%

Total Operating Properties[2]				41	8,158	22,321	88.6%	89.6%	(1.0%)

Same Store Properties (A)
Wholly-Owned				28	5,480	14,920	90.5%	92.7%	(2.2%)
Joint Venture				6	1,206	3,364	82.4%	76.6%	5.8%
Total - Same Store				34	6,686	18,284	89.0%	89.7%	(0.7%)

2013 Deliveries (B)
Wholly-Owned				3	592	1,669	89.2%	n/a	n/a
Joint Venture				3	664	1,784	81.7%	n/a	n/a
Total - 2013 Deliveries				6	1,256	3,453	85.3%	n/a	n/a

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries.

2 The redevelopment of the 100% owned property in Toledo, OH is excluded.

19

CAMPUS CREST COMMUNITIES

LEASING STATUS FOR 2014/2015 ACADEMIC YEAR
(as of July 27, 2014 and 2013)

			Year Opened/				2014 - 2015 Leases		2013 - 2014 Leases			Fall 2013
Property	Grouping[1]	Primary University	Acquired	Properties	Units	Beds	Signed	%	Signed	%	Change	Occupancy

Wholly Owned Operating Properties
The Grove at Asheville, NC	(A)	UNC - Asheville	2005		154	448	393	87.7%	435	97.1%	(9.4%)	100.0%
The Grove at Carrollton, GA	(A)	University of West Georgia	2006		168	492	449	91.3%	492	100.0%	(8.7%)	100.0%
The Grove at Las Cruces, NM	(A)	New Mexico State University	2006		168	492	369	75.0%	351	71.3%	3.7%	85.0%
The Grove at Milledgeville, GA	(A)	Georgia College & State University	2006		168	492	492	100.0%	486	98.8%	1.2%	100.0%
The Grove at Abilene, TX	(A)	Abilene Christian University	2007		192	504	388	77.0%	399	79.2%	(2.2%)	93.3%
The Grove at Ellensburg, WA	(A)	Central Washington University	2007		192	504	450	89.3%	458	90.9%	(1.6%)	100.0%
The Grove at Greeley, CO	(A)	University of Northern Colorado	2007		192	504	504	100.0%	474	94.0%	6.0%	100.0%
The Grove at Mobile, AL--Phase I & II2	(A)	University of South Alabama	2007/2008		384	1,008	812	80.6%	754	74.8%	5.8%	78.9%
The Grove at Nacogdoches, TX--Phase I & II2	(A)	Stephen F. Austin State University	2007/2012		260	682	542	79.5%	558	81.8%	(2.3%)	85.8%
The Grove at Cheney, WA	(A)	Eastern Washington University	2008		192	512	393	76.8%	402	78.5%	(1.7%)	94.7%
The Grove at Lubbock, TX	(A)	Texas Tech University	2008		192	504	423	83.9%	417	82.7%	1.2%	91.7%
The Grove at Stephenville, TX	(A)	Tarleton State University	2008		192	504	504	100.0%	504	100.0%	0.0%	100.0%
The Grove at Troy, AL	(A)	Troy University	2008		192	514	511	99.4%	437	85.0%	14.4%	91.8%
The Grove at Waco, TX	(A)	Baylor University	2008		192	504	454	90.1%	436	86.5%	3.6%	90.5%
The Grove at Murfreesboro, TN	(A)	Middle Tennessee State University	2009		186	504	504	100.0%	422	83.7%	16.3%	96.4%
The Grove at San Marcos, TX	(A)	Texas State University	2009		192	504	504	100.0%	466	92.5%	7.5%	99.6%
The Grove at Moscow, ID	(A)	University of Idaho	2009		192	504	393	78.0%	482	95.6%	(17.6%)	100.0%
The Grove at Huntsville, TX	(A)	Sam Houston State University	2010		192	504	504	100.0%	504	100.0%	0.0%	100.0%
The Grove at Statesboro, GA	(A)	Georgia Southern University	2010		200	536	443	82.6%	362	67.5%	15.1%	74.4%
The Grove at Ames, IA	(A)	Iowa State University	2011		216	584	584	100.0%	535	91.6%	8.4%	100.0%
The Grove at Clarksville, TN	(A)	Austin Peay State University	2011		208	560	433	77.3%	432	77.1%	0.2%	86.4%
The Grove at Columbia, MO	(A)	University of Missouri	2011		216	632	409	64.7%	361	57.1%	7.6%	69.3%
The Grove at Ft. Wayne, IN	(A)	Indiana University-Purdue University Ft. Wayne	2011		204	540	388	71.9%	453	83.9%	(12.0%)	94.4%
The Grove at Denton, TX	(C)	University of North Texas	2011		216	584	558	95.5%	456	78.1%	17.4%	87.5%
The Grove at Valdosta, GA	(A)	Valdosta State University	2011		216	584	495	84.8%	454	77.7%	7.1%	83.9%
The Grove at Auburn, AL	(A)	Auburn University	2012		216	600	600	100.0%	600	100.0%	0.0%	100.0%
The Grove at Flagstaff, AZ - Phase I	(A)	Northern Arizona University	2012		216	584	584	100.0%	584	100.0%	0.0%	100.0%
The Grove at Orono, ME	(A)	University of Maine	2012		188	620	620	100.0%	526	84.8%	15.2%	93.4%
The Grove at Ft. Collins, CO	(B)	Colorado State University	2013		218	612	612	100.0%	603	98.5%	1.5%	100.0%
The Grove at Muncie, IN	(B)	Ball State University	2013		216	584	478	81.8%	322	55.1%	26.7%	68.2%
The Grove at Pullman, WA3	(B)	Washington State University	2013		216	584	584	100.0%	584	100.0%	0.0%	100.0%
The Grove at Flagstaff, AZ - Phase II2	(B)	Northern Arizona University	2013		54	192	192	100.0%	135	70.3%	29.7%	100.0%

Total - Wholly Owned Operating Properties				32	6,400	17,476	15,569	89.1%	14,884	85.2%	3.9%	92.2%

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries; (C) reflects HSRE acquisition.

2 The Grove at Mobile, AL--Phase I & II are counted as two properties in the Company's property count. The Grove at Nacogdoches, TX - Phase II and The Grove at Flagstaff, AZ - Phase II are not counted as a separate assets from Phase I of each respective asset.

3 On July 14, 2013, the Company experienced a fire at this development. The Company has reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. The Company expects all 584 beds to be operational for the 2014/2015 academic year.

20

CAMPUS CREST COMMUNITIES

LEASING STATUS FOR 2014/2015 ACADEMIC YEAR (cont'd)
(as of July 27, 2014 and 2013)

			Year Opened/ Acquired				2014 - 2015 Leases		2013 - 2014 Leases			Fall 2013
Property	Grouping[1]	Primary University		Properties	Units	Beds	Signed	%	Signed	%	Change	Occupancy

Joint Venture Operating Properties
The Grove at Lawrence, KS	(A)	University of Kansas	2009		172	500	342	68.4%	384	76.8%	(8.4%)	86.0%
The Grove at San Angelo, TX	(A)	Angelo State University	2009		192	504	472	93.7%	467	92.7%	1.0%	98.2%
The Grove at Conway, AR	(A)	University of Central Arkansas	2010		180	504	346	68.7%	315	62.5%	6.2%	69.2%
The Grove at Fayetteville, AR	(A)	University of Arkansas	2012		232	632	385	60.9%	305	48.3%	12.6%	60.9%
The Grove at Laramie, WY	(A)	University of Wyoming	2012		224	612	516	84.3%	460	75.2%	9.1%	83.8%
The Grove at Stillwater, OK	(A)	Oklahoma State University	2012		206	612	531	86.8%	548	89.5%	(2.7%)	96.2%
The Grove at Indiana, PA	(B)	Indiana University of Pennsylvania	2013		224	600	363	60.5%	482	80.3%	(19.8%)	91.0%
The Grove at Norman, OK	(B)	University of Oklahoma	2013		224	600	387	64.5%	435	72.5%	(8.0%)	82.8%
The Grove at State College, PA	(B)	Penn State University	2013		216	584	581	99.5%	346	59.2%	40.3%	67.3%

Total - Joint Venture Operating Properties				9	1,870	5,148	3,923	76.2%	3,742	72.7%	3.5%	81.5%

Total Operating Properties[2]				41	8,270	22,624	19,492	86.2%	18,626	82.3%	3.9%	90.0%

2014 Wholly-owned Deliveries
The Grove at Slippery Rock, PA		Slippery Rock University	2014		201	603	508	84.2%	n/a	n/a	n/a	n/a
The Grove at Gainesville, FL		University of Florida	2014		253	676	302	44.7%	n/a	n/a	n/a	n/a
The Grove at Grand Forks, ND		University of North Dakota	2014		224	600	599	99.8%	n/a	n/a	n/a	n/a
The Grove at Mt. Pleasant, MI		Central Michigan University	2014		216	584	381	65.2%	n/a	n/a	n/a	n/a
Total - 2014 Wholly-owned Deliveries				4	894	2,463	1,790	72.7%	n/a	n/a	n/a	n/a

2014 Joint Venture Deliveries
The Grove at Greensboro, NC		University of North Carolina at Greensboro	2014		216	584	316	54.1%	n/a	n/a	n/a	n/a
The Grove at Louisville, KY		University of Louisville	2014		252	656	419	63.9%	n/a	n/a	n/a	n/a
evo at Cira Centre South		University of Pennsylvania / Drexel University	2014		344	850	330	38.8%	n/a	n/a	n/a	n/a
Copper Beech at Ames, IA		Iowa State University	2014		219	660	348	52.7%	n/a	n/a	n/a	n/a
evo à Sherbrooke		McGill University	2014		488	952	25	2.6%	n/a	n/a	n/a	n/a
evo à Square Victoria		McGill University / Concordia University / ÉTS	2014		715	1,290	40	3.1%	n/a	n/a	n/a	n/a
Total - 2014 Joint Venture Deliveries				6	2,234	4,992	1,478	29.6%	n/a	n/a	n/a	n/a

Total - 2014 Deliveries				10	3,128	7,455	3,268	43.8%	n/a	n/a	n/a	n/a

Same Store Properties (A)
Wholly-Owned				28	5,480	14,920	13,145	88.1%	12,784	85.7%	2.4%	92.2%
Joint Venture				6	1,206	3,364	2,592	77.1%	2,479	73.7%	3.4%	82.1%
Total - Same Store				34	6,686	18,284	15,737	86.1%	15,263	83.5%	2.6%	90.3%

2013 Deliveries (B)
Wholly-Owned				3	704	1,972	1,866	94.6%	1,644	83.4%	11.2%	90.6%
Joint Venture				3	664	1,784	1,331	74.6%	1,263	70.8%	3.8%	80.5%
Total - 2013 Deliveries				6	1,368	3,756	3,197	85.1%	2,907	77.4%	7.7%	85.8%

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries.

2 The redevelopment of the 100% owned property in Toledo, OH is excluded.

21

CAMPUS CREST COMMUNITIES

COPPER BEECH PORTFOLIO OVERVIEW AND OCCUPANCY[1]

						Occupancy
		Year Opened/				June 30,
Property	Primary University	Acquired	Properties	Units	Beds	2014	2013	Change

67% Effective Ownership Interest[2]
Copper Beech at State College, PA - CB I	Penn State University	1996		59	177	90.4%	100.0%	(9.6%)
Copper Beech at State College, PA - CB II	Penn State University	1998		87	257	93.8%	100.0%	(6.2%)
Copper Beech at State College, PA - Oakwood	Penn State University	2000		48	144	81.3%	100.0%	(18.8%)
Copper Beech at State College, PA - Northbrook Greens	Penn State University	2003		166	250	98.4%	100.0%	(1.6%)
Copper Beech at State College, PA - Parkway Plaza	Penn State University	1967		429	633	90.0%	99.1%	(9.0%)
Copper Beech at Indiana, PA - IUP I	Indiana University of Pennsylvania	1971		95	239	95.4%	96.7%	(1.3%)
Copper Beech at Indiana, PA - IUP II	Indiana University of Pennsylvania	1973		72	172	91.3%	98.8%	(7.6%)
Copper Beech at Indiana, PA - IUP Buy	Indiana University of Pennsylvania	1975		43	74	94.6%	94.6%	0.0%
Copper Beech at Radford, VA	Radford University	2005		222	500	94.0%	91.8%	2.2%
Copper Beech at West Lafayette, IN – Klondike	Purdue University	2003		219	486	85.8%	95.3%	(9.5%)
Copper Beech at West Lafayette, IN – Baywater	Purdue University	2004		137	488	97.3%	96.9%	0.4%
Copper Beech at Bloomington, IN	Indiana University	2005		107	297	75.4%	87.2%	(11.8%)
Copper Beech at Mount Pleasant, MI - Phase I	Central Michigan University	2005		204	632	100.0%	98.1%	1.9%
Copper Beech at Fresno, CA	California State University at Fresno	2006		178	506	94.9%	95.1%	(0.2%)
Copper Beech at Bowling Green, OH - Phase I	Bowling Green University	2005		128	400	97.3%	98.0%	(0.7%)
Copper Beech at Bowling Green, OH - Phase II	Bowling Green University	2007		72	216	95.4%	98.6%	(3.2%)
Copper Beech at Allendale, MI - Phase I	Grand Valley State University	2006		206	614	99.7%	100.0%	(0.3%)
Copper Beech at Allendale, MI - Phase II	Grand Valley State University	2007		82	290	99.7%	100.0%	(0.3%)
Copper Beech at Columbia, MO	University of Missouri	2006		214	654	96.6%	100.0%	(3.4%)
Copper Beech at Bloomington, IN - Colonial Crest	Indiana University	1970		206	402	80.6%	93.5%	(12.9%)
Copper Beech at Columbia, SC - Phase I	University of South Carolina	2007		278	824	95.8%	98.4%	(2.7%)
Copper Beech at Columbia, SC - Phase II	University of South Carolina	2008		72	178	96.6%	100.0%	(3.4%)
Copper Beech at Morgantown, WV	West Virginia University	2010		335	920	98.7%	99.0%	(0.3%)
Copper Beech at Harrisonburg, VA	James Madison University	2008		414	1,218	99.1%	99.4%	(0.3%)
Copper Beech at Greenville, NC	East Carolina University	2008		439	1,232	94.2%	97.8%	(3.6%)
Copper Beech at San Marcos, TX - Phase I	Texas State University	2011		273	840	89.3%	96.4%	(7.1%)
Copper Beech at San Marcos, TX - Phase II	Texas State University	2012		142	410	91.2%	97.3%	(6.1%)
Copper Beech at Harrisonburg, VA - Grand Duke	James Madison University	2001		120	124	96.8%	94.4%	2.4%

Sub-Total / Weighted Average			28	5,047	13,177	94.3%	97.6%	(3.4%)
			.
0% Effective Ownership Interest[2]
Copper Beech at State College, PA - Oak Hill	Penn State University	2003		106	318	79.6%	100.0%	(20.4%)
Copper Beech at Statesboro, GA - Phase I	Georgia Southern University	2007		246	754	64.3%	92.2%	(27.9%)
Copper Beech at Statesboro, GA - Phase II	Georgia Southern University	2013		82	262	43.9%	n/a	n/a
Copper Beech at Kalamazoo, MI - Phase I	Western Michigan University	2007		256	784	77.8%	89.8%	(12.0%)
Copper Beech at Kalamazoo, MI - Phase II	Western Michigan University	2008		115	340	71.8%	90.0%	(18.2%)
Copper Beech at Auburn, AL	Auburn University	2009		271	754	79.4%	87.5%	(8.1%)
Copper Beech at Mount Pleasant, MI - Phase II	Central Michigan University	2013		119	256	36.3%	n/a	n/a

Sub-Total / Weighted Average			7	1,195	3,468	69.2%	90.9%	(21.8%)

Total - Copper Beech Portfolio			35	6,242	16,645	89.0%	96.4%	(7.4%)

1 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of June 30, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

2 Reflected as of June 30, 2014.

22

CAMPUS CREST COMMUNITIES

COPPER BEECH LEASING STATUS FOR 2014/2015 ACADEMIC YEAR[1]
(as of July 27, 2014 and 2013)

		Year Opened/				2014 - 2015 Leases		2013 - 2014 Leases			Fall 2013
Property	Primary University	Acquired	Properties	Units	Beds	Signed	%	Signed	%	Change	Occupancy

67% Effective Ownership Interest[2]
Copper Beech at State College, PA - CB I	Penn State University	1996		59	177	163	92.1%	158	89.3%	2.8%	91.5%
Copper Beech at State College, PA - CB II	Penn State University	1998		87	257	251	97.7%	155	60.3%	37.4%	93.4%
Copper Beech at State College, PA - Oakwood	Penn State University	2000		48	144	142	98.6%	102	70.8%	27.8%	77.1%
Copper Beech at State College, PA - Northbrook Greens	Penn State University	2003		166	250	250	100.0%	236	94.4%	5.6%	100.0%
Copper Beech at State College, PA - Parkway Plaza	Penn State University	1967		429	633	551	87.0%	468	73.9%	13.1%	86.3%
Copper Beech at Indiana, PA - IUP I	Indiana University of Pennsylvania	1971		95	239	239	100.0%	227	95.0%	5.0%	100.0%
Copper Beech at Indiana, PA - IUP II	Indiana University of Pennsylvania	1973		72	172	172	100.0%	172	100.0%	0.0%	100.0%
Copper Beech at Indiana, PA - IUP Buy	Indiana University of Pennsylvania	1975		43	74	74	100.0%	42	56.8%	43.2%	100.0%
Copper Beech at Radford, VA	Radford University	2005		222	500	500	100.0%	494	98.8%	1.2%	100.0%
Copper Beech at West Lafayette, IN – Klondike	Purdue University	2003		219	486	405	83.3%	431	88.7%	(5.4%)	91.2%
Copper Beech at West Lafayette, IN – Baywater	Purdue University	2004		137	488	330	67.6%	479	98.2%	(30.6%)	99.4%
Copper Beech at Bloomington, IN	Indiana University	2005		107	297	195	65.7%	240	80.8%	(15.1%)	83.5%
Copper Beech at Mount Pleasant, MI - Phase I	Central Michigan University	2005		204	632	592	93.7%	521	82.4%	11.3%	100.0%
Copper Beech at Fresno, CA	California State University at Fresno	2006		178	506	404	79.8%	374	73.9%	5.9%	86.2%
Copper Beech at Bowling Green, OH - Phase I	Bowling Green University	2005		128	400	391	97.8%	386	96.5%	1.3%	99.2%
Copper Beech at Bowling Green, OH - Phase II	Bowling Green University	2007		72	216	211	97.7%	203	94.0%	3.7%	98.1%
Copper Beech at Allendale, MI - Phase I	Grand Valley State University	2006		206	614	614	100.0%	614	100.0%	0.0%	100.0%
Copper Beech at Allendale, MI - Phase II	Grand Valley State University	2007		82	290	290	100.0%	290	100.0%	0.0%	100.0%
Copper Beech at Columbia, MO	University of Missouri	2006		214	654	571	87.3%	654	100.0%	(12.7%)	100.0%
Copper Beech at Bloomington, IN - Colonial Crest	Indiana University	1970		206	402	286	71.1%	288	71.6%	(0.5%)	82.6%
Copper Beech at Columbia, SC - Phase I	University of South Carolina	2007		278	824	743	90.2%	820	99.5%	(9.3%)	100.0%
Copper Beech at Columbia, SC - Phase II	University of South Carolina	2008		72	178	171	96.1%	178	100.0%	(3.9%)	100.0%
Copper Beech at Morgantown, WV	West Virginia University	2010		335	920	917	99.7%	919	99.9%	(0.2%)	100.0%
Copper Beech at Harrisonburg, VA	James Madison University	2008		414	1,218	1,198	98.4%	1,217	99.9%	(1.5%)	100.0%
Copper Beech at Greenville, NC	East Carolina University	2008		439	1,232	1,168	94.8%	1,192	96.8%	(2.0%)	97.8%
Copper Beech at San Marcos, TX - Phase I	Texas State University	2011		273	840	700	83.3%	754	89.8%	(6.5%)	92.7%
Copper Beech at San Marcos, TX - Phase II	Texas State University	2012		142	410	311	75.9%	369	90.0%	(14.1%)	92.4%
Copper Beech at Harrisonburg, VA - Grand Duke	James Madison University	2001		120	124	124	100.0%	113	91.1%	8.9%	100.0%
										0.0%
Sub-Total / Weighted Average			28	5,047	13,177	11,963	90.8%	12,096	91.8%	(1.0%)	96.1%
			.
0% Effective Ownership Interest[2]
Copper Beech at State College, PA - Oak Hill	Penn State University	2003		106	318	299	94.0%	186	58.5%	35.5%	67.0%
Copper Beech at Statesboro, GA - Phase I	Georgia Southern University	2007		246	754	719	95.4%	473	62.7%	32.7%	65.5%
Copper Beech at Statesboro, GA - Phase II	Georgia Southern University	2013		82	262	257	98.1%	100	38.2%	59.9%	43.9%
Copper Beech at Kalamazoo, MI - Phase I	Western Michigan University	2007		256	784	544	69.4%	570	72.7%	(3.3%)	85.1%
Copper Beech at Kalamazoo, MI - Phase II	Western Michigan University	2008		115	340	184	54.1%	242	71.2%	(17.1%)	74.7%
Copper Beech at Auburn, AL	Auburn University	2009		271	754	688	91.2%	560	74.3%	16.9%	77.1%
Copper Beech at Mount Pleasant, MI - Phase II	Central Michigan University	2013		119	256	256	100.0%	126	49.2%	50.8%	35.9%
										0.0%
Sub-Total / Weighted Average			7	1,195	3,468	2,947	85.0%	2,257	65.1%	19.9%	69.7%

Total - Copper Beech Portfolio			35	6,242	16,645	14,910	89.6%	14,353	86.2%	3.4%	90.6%

1 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 30 properties, while deferring ownership in seven properties until the Company exercises future purchase options. As of March 31, 2014, the Company held a 67% effective interest in 28 operating and two non-operating properties.

2 Reflected as of June 30, 2014.

23

CAMPUS CREST COMMUNITIES

EXISTING 2014 DEVELOPMENT & REDEVELOPMENT PROJECTS
(in $000s)

							Estimated	CCG	Percent of		Fees
						Distance	Project	Share	Est. Project	Total	Earned	Fees
	Ownership	Location	Primary University Served	Units	Beds	to Campus	Costs	of Cost	Cost Incurred	Fees[2]	to Date[2]	Remaining

2014 Wholly Owned Development Deliveries
The Grove at Slippery Rock	100.0%	Slippery Rock, PA	Slippery Rock University	201	603	0.3	$29,934	$29,934	49.8%	n/a	n/a	n/a
The Grove at Gainesville	100.0%	Gainesville, FL	University of Florida	253	676	0.3	41,435	41,435	60.2%	n/a	n/a	n/a
The Grove at Grand Forks	100.0%	Grand Forks, ND	University of North Dakota	224	600	0.1	28,193	28,193	56.9%	n/a	n/a	n/a
The Grove at Mt. Pleasant	100.0%	Mt. Pleasant, MI	Central Michigan University	216	584	0.9	24,094	24,094	78.8%	n/a	n/a	n/a

Sub Total - 2014 Wholly Owned Development Deliveries[1]				894	2,463	0.3	$123,656	$123,656	60.6%	n/a	n/a	n/a

2014 Joint Venture Development Deliveries
The Grove at Greensboro	30.0%	Greensboro, NC	University of North Carolina at Greensboro	216	584	0.5	$27,873	$8,362	71.0%	$2,784	$1,815	$969
The Grove at Louisville	30.0%	Louisville, KY	University of Louisville	252	656	0.1	41,152	12,346	62.6%	3,728	2,108	1,620
evo at Cira Centre South	30.0%	Philadelphia, PA	University of Pennsylvania Drexel University	344	850	0.1	158,548	47,564	66.4%	3,986	1,567	2,420

Copper Beech at Ames	67.0%	Ames, IA	Iowa State University	219	660	0.3	33,644	22,541	65.3%	2,963	1,137	1,826

Sub Total - 2014 Joint Venture Development Deliveries				1,031	2,750	0.2	$261,217	$90,813	66.2%	$13,461	$6,627	$6,835

Total - 2014 Development Deliveries				1,925	5,213	0.3	$384,873	$214,469	64.4%	$13,461	$6,627	$6,835

2014 Joint Venture Redevelopment Deliveries[1]
			McGill University
evo à Square Victoria	35.0%	Montréal, Quebec	Concordia University	715	1,290	0.6	$82,656	$28,930	84.3%	$812	$47	$765
			L’École de Technologie Supérieure (ÉTS)
evo à Sherbrooke	35.0%	Montréal, Quebec	McGill University	488	952	0.1	83,312	$29,159	85.2%	648	21	627

Sub Total - 2014 Joint Venture Redevelopment Deliveries				1,203	2,242	0.3	$165,968	$58,089	84.8%	$1,460	$68	$1,392

Total - 2014 Deliveries				3,128	7,455	0.3	$550,841	$272,558	70.5%	$14,921	$6,695	$8,227

1 The redevelopment property in Toledo, OH is excluded. The Company expects to announce more details on the redevelopment later in 2014.

2 Represents 100% of construction/development fees, of which 70%, 33% or 65% are expected to be recognized as revenue, depending on the Company's ownership. For two Montreal projects, excludes fees not associated with development or construction.

24

CAMPUS CREST COMMUNITIES

INVESTOR INFORMATION

Executive Management

Ted W. Rollins	Chief Executive Officer
Robert M. Dann	Chief Operating Officer
Donnie L. Bobbitt	Chief Financial Officer
Brian L. Sharpe	Chief Facilities and Construction Officer

Corporate Headquarters		Investor Relations

2100 Rexford Road #414		(704) 496-2571
Charlotte, NC 28211		investor.relations@campuscrest.com
(704) 496-2500

Covering Analysts

Robert W. Baird & Co., Inc.	Stephen Dye	(571) 203-1678	sdye@rwbaird.com
Barclays Capital Inc.	Ross Smotrich	(212) 526-2306	ross.smotrich@barclays.com
Citigroup Global Markets Inc.	Michael Bilerman / Nick Joseph	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
MLV & Co LLC	Ryan Meliker / Michael Kodesch	(212) 542-5872 / (646) 556-9188	rmeliker@mlvco.com / mkodesch@mlvco.com
Raymond James & Associates	Paul D. Puryear / Buck Horne	(727) 567-2253 / (727) 567-2561	paul.puryear@raymondjames.com / buck.horne@raymondjames.com
RBC Capital Markets, LLC	Mike Salinsky	(440) 715-2648	mike.salinsky@rbccm.com
Bank of America Merrill Lynch	Jana Galan / Jane Wong	(646) 855-3081 / (646) 855-3378	jana.galan@baml.com / jane.wong1@baml.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com
Green Street Advisors, Inc.	Dave Bragg / Ryan Burke	(949) 640-8780	dbragg@greenstreetadvisors.com / rburke@greenstreetadvisors.com

25

CAMPUS CREST COMMUNITIES

FORWARD - LOOKING STATEMENTS

This document, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements in this press release include, among others, the performance of properties in occupancy and yield targets, outlook and guidance for full-year 2014 FFO and the related underlying assumptions, growth and development opportunities, leasing activities, financing strategies, and development and construction projects. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

26